Per share amounts	12 Months Ended
Dec. 31, 2017
Per share amounts

14. Per share amounts

The number of incremental shares included in diluted earnings per share is computed using the average volume-weighted market price of shares for the period. In addition, contracts that could be settled in cash or shares are assumed to be settled in shares if share settlement is more dilutive.

	Year ended December 31
	2017	2016
Net loss – basic and diluted	$(84)	$(696)

The weighted average number of shares used to calculate per share amounts is as follows:

	Year ended December 31
	2017	2016
Basic and Diluted	503,933,024	502,316,003

For 2017, 3.7 million shares (2016 – 7.6 million) that would be issued under the Option Plan were excluded in calculating the weighted average number of diluted shares outstanding as they were considered anti-dilutive.